Exhibit 99.1

Pennsylvania Real Estate Investment Trust

Supplemental Financial and Operating Information

Quarter Ended March 31, 2009

www.preit.com

NYSE: PEI

Pennsylvania Real Estate Investment Trust

Supplemental Financial and Operating Information

March 31, 2009

Table of Contents

Introduction
Company Information	1
Press Release Announcements	2
Market Capitalization and Capital Resources	3
Operating Results
Income Statement-Proportionate Consolidation Method-Three Months Ended March 31, 2009 and March 31, 2008	4
Net Operating Income-Three Months Ended March 31, 2009 and March 31, 2008	5
Computation of Earnings per Share	6
Funds From Operations and Funds Available for Distribution	7
Operating Statistics
Leasing Activity Summary	8
Summarized Rent Per Square Foot and Occupancy Percentages	9
Mall Sales and Rent Per Square Foot	10
Mall Occupancy-Owned GLA	11
Strip and Power Center Rent Per Square Foot and Occupancy Percentages	12
Top Twenty Tenants	13
Lease Expirations	14
Gross Leasable Area Summary	15
Property Information	16
Vacant Anchor Summary	21
Balance Sheet
Balance Sheet-Proportionate Consolidation Method	22
Balance Sheet-Property Type	23
Investment in Real Estate	24
Property Redevelopment and Repositioning Summary	26
Development Property Summary	27
Capital Expenditures	28
Debt Analysis	29
Debt Schedule	30
Selected Debt Ratios	31

Shareholder Information	32
Definitions	33

FORWARD-LOOKING STATEMENTS

This Quarterly Supplemental Financial and Operating Information contains certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to expectations, beliefs, projections, future plans, strategies, anticipated events, trends and other matters that are not historical facts. These forward-looking statements reflect PREIT’s current views about future events and are subject to risks, uncertainties and changes in circumstances that might cause future events, achievements or results to differ materially from those expressed or implied by the forward-looking statements. More specifically, PREIT’s business might be affected by uncertainties affecting real estate businesses generally as well as the following, among other factors: general economic, financial and political conditions, including credit market conditions, changes in interest rates or the possibility of war or terrorist attacks; the current economic downturn and its effect on PREIT’s existing and potential tenants and their ability to make and meet their obligations to PREIT; changes in local market conditions or other competitive or retail industry factors in the regions where our properties are concentrated; PREIT’s ability to maintain and increase property occupancy and rental rates, and risks relating to development or redevelopment activities, including construction, obtaining entitlements and managing multiple projects simultaneously. In particular, the successful development or redevelopment of any property is subject to a number of risks, including, among others, that PREIT’s development or redevelopment plans might change, its development or redevelopment activities might be delayed and anticipated project costs might increase. Unanticipated expenses or delays would also adversely affect PREIT’s investment returns on a development or redevelopment project. Additionally, there can be no assurance that PREIT’s actual results will not differ significantly from the estimates set forth above, or that PREIT’s returns on its developments, redevelopments or acquisitions will be consistent with the estimates outlined in the related press releases or other disclosures. Investors are also directed to consider the risks and uncertainties discussed in documents PREIT has filed with the Securities and Exchange Commission and, in particular, PREIT’s Annual Report on Form 10-K, as amended, for the year ended December 31, 2008. PREIT does not intend to update or revise any forward-looking statements to reflect new information, future events or otherwise.

Pennsylvania Real Estate Investment Trust

Company Information

Background

Pennsylvania Real Estate Investment Trust, founded in 1960 and one of the first equity REITs in the U.S., has a primary investment focus on retail shopping malls and power centers. As of March 31, 2009, the Company’s 56 properties include 38 shopping malls, 14 strip and power centers, and four properties under development. These properties are located in 13 states in the eastern half of the United States, primarily in the Mid-Atlantic region. The operating retail properties have a total of approximately 34.8 million square feet. PREIT is headquartered in Philadelphia, Pennsylvania.

If you would like to participate in our quarterly conference call or would like additional information about PREIT, please contact:

Nurit Yaron, Vice President - Investor Relations

200 South Broad Street

Philadelphia, PA 19102

Telephone: (215) 875-0735

Fax: (215) 546-2504

Email: yaronn@preit.com

Reporting Calendar

Second Quarter 2009	July 29, 2009

Research Coverage

Company	Analyst	Phone Number
Bank of America/Merrill Lynch	Craig Schmidt	(212) 449-1944

Citi Investment Research	Michael Bilerman	(212) 816-1383
	Quentin Velleley	(212) 816-6981

Green Street Advisors	Jim Sullivan	(949) 640-8780
	Ben Yang	(949) 640-8780

JP Morgan	Michael W. Mueller	(212) 622-6689

Macquarie Capital	David Wigginton	(212) 231-6380

Stifel Nicolaus	Nathan Isbee	(443) 224-1346
	David M. Fick	(443) 224-1308

Pennsylvania Real Estate Investment Trust

Press Release Announcements

Dividends and Distributions:

February 12, 2009 PREIT announced the Board of Trustees of the Company declared a quarterly cash dividend of $0.29 per common share.

January 14, 2009 PREIT announced the tax status of the distributions paid per share during 2008.

Other activities:

April 16, 2009 PREIT scheduled its First Quarter 2009 earnings call for Thursday, April 30, 2009.

February 27, 2009 PREIT presented at the 2009 Citigroup REIT CEO conference in Naples, Florida, on March 2, 2009.

February 25, 2009 PREIT reported its Fourth Quarter and Year End 2008 financial results.

January 28, 2009 PREIT scheduled its Fourth Quarter 2008 earnings call for Wednesday, February 25, 2009.

NOTE: The press release announcements are available on the Company’s website at www.preit.com.

Pennsylvania Real Estate Investment Trust

Market Capitalization and Capital Resources

	Quarter Ended March 31,		Year Ended December 31,
	2009	2008	2008	2007
TRADING INFORMATION
High Price	$8.71	$29.70	$19.86	$50.39
Low Price	$2.20	$22.00	$2.21	$28.48
Average Daily Trading Volume	1,202,098	583,334	1,423,117	402,381

MARKET CAPITALIZATION (in thousands, except per share amounts)
EQUITY CAPITALIZATION
Common Shares Outstanding	40,155	39,326	39,468	38,953
OP Units Outstanding	2,188	2,238	2,201	2,395

TOTAL Shares and OP Units Outstanding	42,343	41,564	41,669	41,348

Market Price (closing price at end of period)	$3.55	$24.39	$7.45	$29.68

Equity Market Capitalization—Shares and OP Units	$150,317	$1,013,765	$310,437	$1,227,216
DEBT CAPITALIZATION
Unsecured Debt Balance (1) (2) (3)	856,400	617,500	811,500	617,500
Secured Debt Balance (3)	1,936,422	1,887,851	1,940,334	1,831,211

Debt Capitalization	2,792,822	2,505,351	2,751,834	2,448,711

TOTAL MARKET CAPITALIZATION	$2,943,139	$3,519,116	$3,062,271	$3,675,927

Equity Capitalization/Total Market Capitalization	5.1%	28.8%	10.1%	33.4%
Debt Capitalization/Total Market Capitalization	94.9%	71.2%	89.9%	66.6%
Unsecured Debt Balance/Total Debt	30.7%	24.6%	29.5%	0.0%

DISTRIBUTIONS PER COMMON SHARE

Ordinary Income	(4)	$0.564	$2.254	$2.105
Section 1250 Gain	(4)	—	—	—
Return of Capital/Non-Taxable	(4)	0.006	0.026	0.175

Distributions per share	$0.290	$0.570	$2.280	$2.280

Annualized Dividend Yield (5)	32.7%	9.3%	30.6%	7.7%

CAPITAL RESOURCES

Cash and Cash Equivalents	$23,145	$24,476	$12,711	$33,227

Credit Facility	500,000	500,000	500,000	500,000
Amount Outstanding	(447,000)	(330,000)	(400,000)	(330,000)
Letters of Credit	(1,534)	(19,706)	(6,428)	(16,686)

Available Credit Facility (6)	51,466	150,294	93,572	153,314

TOTAL CAPITAL RESOURCES	$74,611	$174,770	$106,283	$186,541

Shelf Registration	$1,000,000	$1,000,000	$1,000,000	$1,000,000
Amount used	—	(344,146)	(344,146)	(344,146)

Available shelf	$1,000,000	$655,854	$655,854	$655,854

(1)

The unsecured debt balance includes Exchangeable Notes payable of $239,400 as of March 31, 2009, $241,500 as of December 31, 2008, and $287,500 as of March 31, 2008 and December 31, 2007, respectively.

(2)	The unsecured debt balance includes $170,000 in senior unsecured Term Loan as of March 31, 2009 and December 31, 2008.
(3)	Amounts exclude debt discount on exchangeable notes and debt premium on mortgages.
(4)	Tax status of 2009 dividend payments will be available in January 2010.
(5)	Based on closing share price at the end of the period.
(6)	The available Credit Facility is subject to covenants that may restrict amounts that can be borrowed.

Pennsylvania Real Estate Investment Trust

Income Statement - Three Months Ended March 31, 2009 and 2008

Proportionate Consolidation Method

(in thousands)

	Three months ended March 31, 2009			Three months ended March 31, 2008
	GAAP	Share of unconsolidated partnerships (1)	Total	GAAP	Share of unconsolidated partnerships (1)	Total
REVENUE:
Real estate revenue:
Base rent	$73,185	$6,285	$79,470	$73,816	$6,240	$80,056
Expense reimbursements	34,514	2,502	37,016	34,428	2,256	36,684
Percentage rent	835	11	846	1,488	4	1,492
Lease termination revenue	398	120	518	885	—	885
Other real estate revenue	3,278	367	3,645	3,591	166	3,757

Total real estate revenue	112,210	9,285	121,495	114,208	8,666	122,874

Management company revenue	593	—	593	895	—	895
Interest and other income	109	—	109	247	—	247

Total revenue	112,912	9,285	122,197	115,350	8,666	124,016

EXPENSES:
Property operating expenses:
CAM and real estate taxes	(34,990)	(2,106)	(37,096)	(32,871)	(1,715)	(34,586)
Utilities	(5,893)	(215)	(6,108)	(5,977)	(220)	(6,197)
Other property operating expenses	(5,764)	(623)	(6,387)	(5,579)	(671)	(6,250)

Total property operating expenses	(46,647)	(2,944)	(49,591)	(44,427)	(2,606)	(47,033)

Depreciation and amortization	(39,396)	(2,055)	(41,451)	(35,815)	(1,926)	(37,741)
Other expenses:
General and administrative expenses	(9,354)	—	(9,354)	(10,507)	—	(10,507)
Abandoned project costs, income taxes and other expenses	(318)	—	(318)	(1,269)	—	(1,269)

Total other expenses	(9,672)	—	(9,672)	(11,776)	—	(11,776)

Interest expense, net (2)	(32,509)	(1,769)	(34,278)	(27,845)	(2,672)	(30,517)
Gain on extinguishment of debt	1,272	—	1,272	—	—	—

Total expenses	(126,952)	(6,768)	(133,720)	(119,863)	(7,204)	(127,067)

Loss before equity in income of partnerships	(14,040)	2,517	(11,523)	(4,513)	1,462	(3,051)
Equity in income of partnerships	2,517	(2,517)	—	1,462	(1,462)	—

Net loss	(11,523)	—	(11,523)	(3,051)	—	(3,051)
Less: Net loss attributable to the noncontrolling interest	541	—	541	115	—	115

Net loss attributable to Pennsylvania Real Estate Investment Trust	$(10,982)	$—	$(10,982)	$(2,936)	$—	$(2,936)

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.
(2)	Net of capitalized interest expense of $1,812 and $3,856 for the three months ended March 31, 2009 and March 31, 2008, respectively.

Pennsylvania Real Estate Investment Trust

Net Operating Income(1) - Three Months Ended March 31, 2009 and 2008

(in thousands)

	Three months ended March 31, 2009				Three months ended March 31, 2008
SAME STORE RETAIL/NEW/OTHER	Same	New	Other	Total	Same	New	Other	Total
Real estate revenue:
Base rent	$78,415	$619	$436	$79,470	$79,744	$—	$312	$80,056
Expense reimbursements	36,733	268	15	37,016	36,676	—	8	36,684
Percentage rent	846	—	—	846	1,492	—	—	1,492
Lease termination revenue	518	—	—	518	885	—	—	885
Other real estate revenue	3,454	1	190	3,645	3,757	—	—	3,757

TOTAL REAL ESTATE REVENUE	119,966	888	641	121,495	122,554	—	320	122,874

Property operating expenses:
CAM and real estate taxes	(36,442)	(292)	(362)	(37,096)	(34,424)	—	(162)	(34,586)
Utilities	(6,108)	—	—	(6,108)	(6,197)	—	—	(6,197)
Other property operating expenses	(6,276)	(34)	(77)	(6,387)	(6,217)	—	(33)	(6,250)

TOTAL PROPERTY OPERATING EXPENSES	(48,826)	(326)	(439)	(49,591)	(46,838)	—	(195)	(47,033)

NET OPERATING INCOME	$71,140	$562	$202	$71,904	$75,716	$—	$125	$75,841

	Three months ended March 31, 2009			Three months ended March 31, 2008
SAME STORE COMPARISON	Malls	Strip and Power Centers	Total	Malls	Strip and Power Centers	Total
Real estate revenue:
Base rent	$70,055	$8,360	$78,415	$71,383	$8,361	$79,744
Expense reimbursements	34,757	1,976	36,733	34,987	1,689	36,676
Percentage rent	831	15	846	1,471	21	1,492
Lease termination revenue	518	—	518	885	—	885
Other real estate revenue	3,409	45	3,454	3,709	48	3,757

TOTAL REAL ESTATE REVENUE	109,570	10,396	119,966	112,435	10,119	122,554

Property operating expenses:
CAM and real estate taxes	(34,276)	(2,166)	(36,442)	(32,767)	(1,657)	(34,424)
Utilities	(6,044)	(64)	(6,108)	(6,127)	(70)	(6,197)
Other property operating expenses	(6,087)	(189)	(6,276)	(5,891)	(326)	(6,217)

TOTAL PROPERTY OPERATING EXPENSES	(46,407)	(2,419)	(48,826)	(44,785)	(2,053)	(46,838)

NET OPERATING INCOME	$63,163	$7,977	$71,140	$67,650	$8,066	$75,716

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.

Pennsylvania Real Estate Investment Trust

Computation of

Earnings Per Share

(in thousands, except per share amounts)

	Three months ended March 31,
	2009	2008
Net loss attributable to Pennsylvania Real Estate Investment Trust	$(10,982)	$(2,936)
Dividends on unvested restricted shares	(95)	(309)

	$(11,077)	$(3,245)

Net loss attributable to Pennsylvania Real Estate Investment Trust—basic	$(0.28)	$(0.08)
Net loss attributable to Pennsylvania Real Estate Investment Trust—diluted	$(0.28)	$(0.08)

Weighted average of common shares outstanding	39,527	39,214
Weighted average of unvested restricted shares	(523)	(500)

Weighted average shares outstanding—basic	39,004	38,714
Weighted average effect of common share equivalents (1)	—	—

Total weighted average shares outstanding—diluted	39,004	38,714

(1)

For the quarters ended March 31, 2009 and March 31, 2008, respectively, there are net losses, so the effect of common share equivalents of zero and seven for the three months ended March 31, 2009 and March 31, 2008, respectively, is excluded from the calculation of diluted loss per share for these periods because it would be antidilutive.

Pennsylvania Real Estate Investment Trust

Funds From Operations and Funds Available for Distribution

(in thousands, except per share amounts)

	Three months ended March 31,			Year Ended December 31,
	2009		2008 (1)	2008 (1)
FUNDS FROM OPERATIONS (FFO)
Net loss	$(11,523)		$(3,051)	$(10,667)
Depreciation and amortization: (2)
Wholly owned and consolidated partnerships	38,785		35,176	149,005
Unconsolidated partnerships	2,055		1,926	8,361

FFO	$29,317		$34,051	$146,699

FUNDS AVAILABLE FOR DISTRIBUTION (FAD)
FFO	$29,317		$34,051	$146,699
Adjustments:
Straight line rent	(329)		(665)	(2,016)
Recurring capital expenditures	(335)		(685)	(16,833)
Tenant allowances	(2,584)		(1,759)	(15,520)
Capitalized leasing costs	(1,093)		(1,286)	(5,313)
Amortization of debt premium	(321)		(3,099)	(9,794)
Amortization of above- and below- market lease intangibles	15		(6)	344
Amortization of exchangeable notes debt discount	754		—	—
Impairment of assets	—		—	27,592
Gain on extinguishment of debt	(1,272)		—	(29,278)

FAD	$24,152		$26,551	$95,881

Weighted average of common shares outstanding	39,004		38,714	38,807

Weighted average of OP Units outstanding	2,195		2,240	2,236

Weighted average effect of common share equivalents	—		7	14

Total weighted average shares outstanding, including OP Units	41,199		40,961	41,057

Net (loss) income per diluted share	$(0.28)		$(0.08)	$0.73

FFO per diluted share	$0.71		$0.83	$3.57
FAD per diluted share	$0.59		$0.65	$2.34

Dividend per common share	$0.29		$0.57	$2.28

PAYOUT RATIOS

Payout Ratio of FFO	57.9	%(3)		63.8%

Payout Ratio of FAD	88.0	%(3)		97.6%

(1)	Certain prior period amounts have been reclassified to conform with the current presentation.
(2)	Excludes depreciation of non-real estate assets and amortization of deferred financing costs.
(3)	Twelve months ended March 31, 2009

Pennsylvania Real Estate Investment Trust

2009 Leasing Activity Summary

			Average Base Rent psf		Change in Base Rent psf
	Number	GLA	Previous	New	Dollar	Percentage	Annualized Tenant Improvements psf (1)
New Leases - Previously Leased Space:

1st Quarter	18	59,174	$21.12	$26.32	$5.20	24.6%	$3.09

Total/Average	18	59,174	$21.12	$26.32	$5.20	24.6%	$3.09

New Leases - Previously Vacant Space: (2)

1st Quarter	14	33,995	$—	$32.18	$32.18	N/A	$5.84

Total/Average	14	33,995	$—	$32.18	$32.18	N/A	$5.84

Renewal: (3)
1st Quarter	139	376,497	$25.92	$26.42	$0.50	1.9%	$0.06

Total/Average	139	376,497	$25.92	$26.42	$0.50	1.9%	$0.06

Anchor Renewal:
1st Quarter	2	251,476	$2.06	$2.06	$—	0.0%	$—

Total/Average	2	251,476	$2.06	$2.06	$—	0.0%	$—

(1)	These leasing costs are presented as annualized costs per square foot and are spread uniformly over the initial lease term.
(2)	This category includes newly constructed and recommissioned space.
(3)	This category includes expansions, relocations and lease extensions.

Pennsylvania Real Estate Investment Trust

Summarized Rent Per Square Foot and Occupancy Percentages

	March 31, 2009			March 31, 2008			Change
	Avg Base Rent	Occupancy		Avg Base Rent	Occupancy		Avg Base Rent	Occupancy
		Total (1)	Non-Anchor		Total (1)	Non-Anchor		Total	Non-Anchor
Enclosed Malls weighted average (2)	$31.44	88.5%	83.8%	$30.57	88.0%	87.0%	2.9%	0.5%	-3.2%
Strip and Power Centers weighted average	$16.15	91.8%	87.8%	$16.06	97.0%	95.2%	0.5%	-5.2%	-7.4%
Retail Portfolio weighted average	$27.59	89.0%	84.5%	$27.06	89.3%	88.3%	2.0%	-0.3%	-3.8%
Consolidated Properties	$28.59	88.8%	84.2%	$28.18	88.5%	87.6%	1.5%	0.3%	-3.4%
Unconsolidated Properties	$23.37	89.8%	86.1%	$22.35	94.9%	92.8%	4.6%	-5.1%	-6.7%
Same Properties	$27.76	88.8%	84.3%	$27.06	89.3%	88.3%	2.6%	-0.5%	-4.0%
New Properties	$15.51	100.0%	100.0%	N/A	N/A	N/A	N/A	N/A	N/A

(1)

Includes approximately 0.9 million square feet of vacant anchor space, as of March 31, 2009, of which 0.3 million square feet has been leased but is not occupied. As of March 31, 2008 total vacant anchor space was approximately 1.3 million square feet.

(2)

Average base rent for tenants that lease individual spaces of 10,000 square feet or less and pay fixed rent. Average base rent for tenants greater than 10,000 square feet that pay fixed rent was $14.53/sq ft as of March 31, 2009 and $13.52/sq ft as of March 31, 2008.

Pennsylvania Real Estate Investment Trust

Mall Sales and Rents Per Square Foot

	% of Current Quarter Mall NOI	March 31, 2009			March 31, 2008			Change
		Avg Base Rent(1)	Avg Comp Sales(2)	Occup. Cost Ratio(2)	Avg Base Rent(1)	Avg Comp Sales(2)	Occup. Cost Ratio(2)	Avg Base Rent(1)	Avg Comp Sales(2)	Occup. Cost Ratio(2)
Sales per square foot over $400	27.7%
Jacksonville Mall		$31.01	$477	9.6%	$29.00	$460	9.8%	6.9%	3.9%	-0.2%
Lehigh Valley Mall		41.72	460	13.3%	38.80	477	12.3%	7.5%	-3.6%	1.0%
Woodland Mall		42.74	459	15.2%	41.75	479	14.8%	2.4%	-4.0%	0.4%
Patrick Henry Mall		37.11	443	12.1%	36.83	468	10.8%	0.8%	-5.4%	1.3%
Moorestown Mall		36.13	422	14.7%	35.04	421	14.3%	3.1%	0.1%	0.4%
Cherry Hill Mall		41.82	401	16.3%	41.86	463	14.5%	-0.1%	-13.4%	1.8%

Sales per square foot between $350 - $400	27.2%
Willow Grove Park (3)(4)		42.18	398	15.6%	41.80	434	14.0%	0.9%	-8.2%	1.6%
The Mall at Prince Georges		35.29	388	14.4%	34.61	416	12.3%	2.0%	-6.7%	2.1%
The Gallery at Market East (3)(4)		36.70	375	13.6%	35.55	391	13.1%	3.2%	-4.1%	0.5%
Viewmont Mall		30.75	369	13.0%	30.12	379	11.8%	2.1%	-2.5%	1.2%
Capital City Mall		32.99	361	11.4%	31.95	380	10.8%	3.3%	-5.0%	0.6%
Valley View Mall		30.48	360	12.0%	29.33	370	12.2%	3.9%	-2.7%	-0.2%
Wyoming Valley Mall		30.80	354	12.3%	29.83	340	12.1%	3.2%	4.2%	0.2%
Dartmouth Mall		28.35	351	12.3%	28.73	388	11.9%	-1.3%	-9.5%	0.4%

Sales per square foot between $300 - $349	17.7%
Springfield Mall (3)(4)		31.35	344	15.6%	31.67	384	13.2%	-1.0%	-10.2%	2.4%
Exton Square Mall		37.21	332	15.9%	36.63	378	14.5%	1.6%	-12.3%	1.4%
Francis Scott Key Mall (5)		27.56	321	11.5%	25.76	361	10.1%	7.0%	-11.0%	1.4%
Valley Mall		25.21	316	12.7%	24.23	344	11.1%	4.1%	-8.2%	1.6%
Cumberland Mall (4)		26.26	309	13.4%	26.77	311	12.5%	-1.9%	-0.8%	0.9%
Logan Valley Mall		26.41	305	12.1%	25.61	302	11.9%	3.1%	0.9%	0.2%
Nittany Mall		23.56	304	10.9%	22.49	283	11.0%	4.7%	7.2%	-0.1%

Sales per square foot under $300	27.4%
Crossroads Mall		21.26	298	9.7%	20.87	278	9.6%	1.8%	7.0%	0.1%
Palmer Park Mall		24.62	296	12.1%	24.37	307	10.8%	1.0%	-3.4%	1.3%
Magnolia Mall		26.27	295	13.6%	25.29	291	13.3%	3.9%	1.1%	0.3%
North Hanover Mall		23.81	277	13.0%	24.32	279	12.6%	-2.1%	-1.0%	0.4%
Wiregrass Commons Mall (4)		25.10	273	12.0%	23.71	282	11.2%	5.9%	-3.3%	0.8%
South Mall		24.19	270	12.4%	24.41	310	11.0%	-0.9%	-12.8%	1.4%
Uniontown Mall		21.65	269	11.2%	21.63	277	10.6%	0.1%	-2.9%	0.6%
Gadsden Mall		23.62	268	11.4%	23.99	278	10.6%	-1.5%	-3.6%	0.8%
Washington Crown Center		22.00	265	12.7%	20.87	275	11.4%	5.4%	-3.5%	1.3%
Plymouth Meeting Mall		33.71	258	12.9%	30.08	265	13.9%	12.0%	-2.5%	-1.0%
New River Valley Mall		25.00	257	11.0%	24.70	277	9.8%	1.3%	-7.0%	1.2%
Beaver Valley Mall		23.32	255	15.2%	23.61	257	13.9%	-1.2%	-0.6%	1.3%
Lycoming Mall		20.77	253	12.0%	20.64	256	11.5%	0.6%	-1.3%	0.5%
Phillipsburg Mall		25.44	241	14.0%	24.94	263	13.6%	2.0%	-8.3%	0.4%
Orlando Fashion Square		34.64	240	18.6%	34.22	282	16.1%	1.2%	-15.0%	2.5%
Chambersburg Mall		26.87	234	11.7%	20.94	226	12.4%	28.3%	3.6%	-0.7%
Voorhees Town Center		32.48	211	12.4%	29.50	193	15.1%	10.1%	9.1%	-2.7%

Enclosed Malls weighted average		$31.44	$340	13.4%	$30.57	$356	12.5%	2.9%	-4.3%	0.9%

Consolidated Properties		$30.84	$332	13.3%	$30.09	$347	12.5%	2.5%	-4.4%	0.8%
Unconsolidated Properties		$38.10	$421	13.9%	$36.19	$445	12.6%	5.3%	-5.3%	1.4%
Same Properties		$31.44	$340	13.4%	$30.57	$356	12.5%	2.9%	-4.3%	0.9%

(1)	Average base rent includes all non-anchor space owned by the Company and leased to tenants that lease individual spaces of 10,000 square feet or less and pay fixed rent.
(2)	Based on reported sales by all comparable non-anchor tenants that lease individual spaces of 10,000 square feet or less and have occupied the space for at least 24 months.
(3)	Property contains a vacant anchor space as of March 31, 2008. See Vacant Anchor Summary on page 21.
(4)	Property contains a vacant anchor space as of March 31, 2009. See Vacant Anchor Summary on page 21.
(5)	Property contains a partially vacant anchor space as of March 31, 2009. See Vacant Anchor Summary on page 21.

Pennsylvania Real Estate Investment Trust

Mall Occupancy - Owned GLA

	March 31, 2009		March 31, 2008		Change
	Total	Non-Anchor	Total	Non-Anchor	Total	Non-Anchor
Beaver Valley Mall	88.5%	75.3%	93.0%	85.0%	-4.5%	-9.7%
Capital City Mall	97.6%	95.8%	99.7%	99.5%	-2.1%	-3.7%
Chambersburg Mall (1)	82.2%	61.9%	72.6%	74.3%	9.6%	-12.4%
Cherry Hill Mall	92.9%	91.3%	95.3%	95.3%	-2.4%	-4.0%
Crossroads Mall	85.5%	66.4%	92.5%	82.7%	-7.0%	-16.3%
Cumberland Mall (1)	92.8%	88.2%	82.6%	95.7%	10.2%	-7.5%
Dartmouth Mall	92.6%	87.8%	95.8%	92.9%	-3.2%	-5.1%
Exton Square Mall	91.8%	82.0%	92.7%	84.0%	-0.9%	-2.0%
Francis Scott Key Mall (1)	90.8%	82.5%	82.6%	89.3%	8.2%	-6.8%
Gadsden Mall	91.0%	77.5%	89.0%	77.4%	2.0%	0.1%
The Gallery at Market East (2)	51.6%	78.8%	42.9%	84.5%	8.7%	-5.7%
Jacksonville Mall	96.9%	93.9%	92.8%	85.3%	4.1%	8.6%
Lehigh Valley Mall	93.1%	90.5%	94.9%	93.1%	-1.8%	-2.6%
Logan Valley Mall	94.5%	86.7%	96.5%	91.6%	-2.0%	-4.9%
Lycoming Mall (1)	95.9%	92.4%	85.6%	91.6%	10.3%	0.8%
Magnolia Mall	96.2%	91.6%	97.5%	94.5%	-1.3%	-2.9%
Moorestown Mall	85.1%	66.8%	88.9%	74.3%	-3.8%	-7.5%
New River Valley Mall	95.8%	93.0%	96.5%	94.2%	-0.7%	-1.2%
Nittany Mall	90.1%	79.9%	90.2%	80.2%	-0.1%	-0.3%
North Hanover Mall	90.2%	77.3%	92.7%	82.9%	-2.5%	-5.6%
Orlando Fashion Square	88.8%	76.0%	92.1%	83.2%	-3.3%	-7.2%
Palmer Park Mall	95.9%	87.0%	97.3%	91.3%	-1.4%	-4.3%
Patrick Henry Mall	95.2%	90.6%	97.7%	95.5%	-2.5%	-4.9%
Phillipsburg Mall	90.3%	77.8%	91.0%	79.3%	-0.7%	-1.5%
Plymouth Meeting Mall	85.1%	78.9%	82.3%	73.5%	2.8%	5.4%
The Mall at Prince Georges	96.2%	92.0%	98.5%	96.8%	-2.3%	-4.8%
South Mall	77.6%	80.7%	88.1%	77.8%	-10.5%	2.9%
Springfield Mall	84.7%	84.7%	88.3%	88.3%	-3.6%	-3.6%
Uniontown Mall (1)	93.4%	83.3%	82.1%	85.1%	11.3%	-1.8%
Valley Mall	97.1%	95.0%	98.6%	97.5%	-1.5%	-2.5%
Valley View Mall	91.9%	88.8%	92.1%	89.0%	-0.2%	-0.2%
Viewmont Mall	97.2%	92.8%	96.8%	91.8%	0.4%	1.0%
Voorhees Town Center	59.9%	59.1%	52.2%	51.3%	7.7%	7.8%
Washington Crown Center	83.8%	70.2%	91.9%	85.0%	-8.1%	-14.8%
Willow Grove Park (3)	69.9%	94.4%	70.3%	95.3%	-0.4%	-0.9%
Wiregrass Commons Mall (4)	55.8%	80.8%	77.0%	77.0%	-21.2%	3.8%
Woodland Mall	89.0%	86.4%	87.9%	85.8%	1.1%	0.6%
Wyoming Valley Mall	91.1%	74.7%	92.0%	77.4%	-0.9%	-2.7%

Enclosed Malls weighted average	88.5%	83.8%	88.0%	87.0%	0.5%	-3.2%

Consolidated Properties	88.3%	83.4%	87.8%	86.7%	0.5%	-3.3%
Unconsolidated Properties	91.2%	88.9%	93.5%	91.7%	-2.3%	-2.8%
Same Properties	88.5%	83.8%	88.0%	87.0%	0.5%	-3.2%

(1)	The total occupancy percentages for these properties include the former Value City store locations that were vacant as of March 31, 2008.
(2)

The total occupancy percentage for The Gallery at Market East includes the former Strawbridge's store that is currently vacant, pending redevelopment. This vacant department store represent 38.5% and 51.5% of the owned mall GLA as of March 31, 2009 and March 31, 2008, respectively.

(3)

The total occupancy percentage for Willow Grove Park includes the former Strawbridge's store that is currently vacant, pending redevelopment. This vacant department store represents 27.7% of the owned mall GLA as of March 31, 2009 and March 31, 2008.

(4)

The total occupancy percentages as of March 31, 2009 for this property includes the former McRae's store location that is currently vacant. The vacant store location has been leased to Burlington Coat Factory, which is expected to open in the 2nd Quarter of 2009.

Pennsylvania Real Estate Investment Trust

Strip and Power Center Rent Per Square Foot and Occupancy Percentages

	March 31, 2009			March 31, 2008			Change
	Avg Base Rent	Occupancy		Avg Base Rent	Occupancy		Avg Base Rent	Occupancy
		Total	Non-Anchor		Total	Non-Anchor		Total	Non-Anchor
Christiana Center	$21.77	88.1%	67.7%	$20.83	100.0%	100.0%	4.5%	-11.9%	-32.3%
Creekview Center	15.16	100.0%	100.0%	15.16	100.0%	100.0%	0.0%	0.0%	0.0%
Crest Plaza	17.93	100.0%	100.0%	17.54	97.9%	96.0%	2.3%	2.1%	4.0%
The Commons at Magnolia	13.28	66.4%	88.9%	14.39	97.9%	95.8%	-7.7%	-31.5%	-6.9%
Metroplex Shopping Center	19.10	100.0%	100.0%	19.10	100.0%	100.0%	0.0%	0.0%	0.0%
Monroe Marketplace	15.51	100.0%	100.0%	N/A	N/A	N/A	N/A	N/A	N/A
New River Valley Center	14.32	100.0%	100.0%	14.45	100.0%	100.0%	-0.8%	0.0%	0.0%
Northeast Tower Center	16.05	97.4%	95.6%	15.30	96.6%	94.4%	4.9%	0.8%	1.2%
The Court at Oxford Valley	16.39	89.6%	85.8%	16.43	98.3%	97.2%	-0.3%	-8.7%	-11.4%
Paxton Towne Centre	16.01	90.8%	86.1%	15.53	97.9%	96.8%	3.1%	-7.1%	-10.7%
Red Rose Commons	14.08	72.5%	72.5%	13.86	99.2%	99.2%	1.6%	-26.7%	-26.7%
Springfield Park	22.19	90.9%	73.5%	21.73	90.9%	73.5%	2.1%	0.0%	0.0%
Sunrise Plaza	15.13	98.2%	83.6%	20.11	98.2%	64.8%	-24.7%	0.0%	18.8%
Whitehall Mall	11.52	86.8%	72.0%	11.89	89.2%	77.0%	-3.1%	-2.4%	-5.0%

Weighted Average	$16.15	91.8%	87.8%	$16.06	97.0%	95.2%	0.5%	-5.2%	-7.4%

Consolidated Properties	$15.96	94.1%	91.7%	$15.95	98.4%	97.3%	0.0%	-4.3%	-5.6%
Unconsolidated Properties	$16.33	89.1%	84.4%	$16.15	95.7%	93.5%	1.1%	-6.6%	-9.1%
Same Properties	$16.19	91.1%	87.2%	$16.06	97.0%	95.2%	0.8%	-5.9%	-8.0%
New Properties	$15.51	100.0%	100.0%	N/A	N/A	N/A	N/A	N/A	N/A

Pennsylvania Real Estate Investment Trust

Top Twenty Tenants (by share of PREIT’s Annualized Minimum Rent)

(dollars in thousands)

	Paying Minimum Rent		Paying Percentage of Sales in lieu of Minimum Rent (2)		Total		Minimum Rent
Tenant (1)	Number of Stores	GLA	Number of Stores	GLA	Total Number of Stores	Total GLA	Annualized Minimum Rent	PREIT’s share of Annualized Minimum Rent (3)	Percent of PREIT’s Total Retail Minimum Rent
Gap, Inc.	48	619,030	5	40,855	53	659,885	$13,169	$12,242	4.16%
Foot Locker, Inc.	71	354,300	2	7,540	73	361,840	8,539	8,019	2.72%
JCPenney Company, Inc.	24	2,370,188	6	824,327	30	3,194,515	7,596	7,596	2.58%
Limited Brands, Inc.	59	282,485	13	40,012	72	322,497	7,542	7,104	2.41%
American Eagle Outfitters, Inc.	41	220,981	1	5,013	42	225,994	6,601	6,306	2.14%
Sears Holding Corporation	24	2,796,396	6	881,839	30	3,678,235	5,445	5,302	1.80%
Zale Corporation	76	60,915	1	289	77	61,204	5,510	5,176	1.76%
Sterling Jewelers, Inc.	44	67,216	0	—	44	67,216	5,078	4,888	1.66%
Dick’s Sporting Goods	9	436,528	1	50,484	10	487,012	5,475	4,598	1.56%
Luxottica Group S.p.A.	53	125,880	1	548	54	126,428	4,239	3,922	1.33%
Regis Corporation	100	124,129	0	—	100	124,129	3,802	3,658	1.24%
Abercrombie & Fitch Co.	20	139,727	0	—	20	139,727	3,932	3,564	1.21%
Golden Gate Private Equity (4)	15	135,985	2	16,472	17	152,457	3,740	3,502	1.19%
Hallmark Cards, Inc.	40	158,194	5	21,607	45	179,801	3,642	3,475	1.18%
Transworld Entertainment Corp.	31	143,537	3	13,026	34	156,563	3,495	3,309	1.12%
Borders Group, Inc.	25	191,154	1	4,195	26	195,349	3,380	3,200	1.09%
Best Buy Co, Inc.	11	236,401	0	—	11	236,401	4,179	3,183	1.08%
Genesco Inc.	59	75,294	1	1,000	60	76,294	3,256	3,124	1.06%
Aeropostale, Inc.	34	116,565	1	3,891	35	120,456	3,091	2,926	0.99%
Pacific Sunwear of California, Inc	30	111,027	3	10,353	33	121,380	3,076	2,922	0.99%

Total Top 20 Tenants	814	8,765,932	52	1,921,451	866	10,687,383	$104,787	$98,016	33.30%

Total Retail Leases					3,284			$294,350	100.00%

(1)	Tenant includes all brands and concepts of the tenant.
(2)	Income from lease(s) in which tenant pays percentage of sales in lieu of minimum rent or common area costs are not included in annualized minimum rent.
(3)	Includes PREIT’s proportionate share of tenant rents from partnership properties based on PREIT’s ownership percentage in the respective partnerships.
(4)	Consists of 17 Express stores.

Pennsylvania Real Estate Investment Trust

Lease Expirations as of March 31, 2009

(dollars in thousands except psf amounts)

Non-Anchors(1)

		Gross Leasable Area		Annualized Minimum Rent
Lease Expiration Year	Number of Leases Expiring	Expiring GLA	Percent of Total	Min Rent in Expiring Year	PREIT’s Share of Min Rent in Expiring Year (2)	Percent of PREIT’s Total	Average Expiring Minimum Rent psf
Holdover	152	376,737	3.1%	$9,437	$9,003	3.2%	$25.05
2009	295	593,270	4.9%	16,609	16,029	5.7%	28.00
2010	500	1,797,046	14.7%	38,695	36,868	13.1%	21.53
2011	525	1,808,087	14.8%	44,733	41,064	14.6%	24.74
2012	318	1,194,956	9.8%	31,109	28,349	10.0%	26.03
2013	264	928,624	7.6%	21,602	20,174	7.1%	23.26
2014	170	609,622	5.0%	16,085	14,427	5.1%	26.39
2015	174	766,444	6.3%	20,789	18,540	6.6%	27.12
2016	234	1,029,631	8.4%	28,638	26,043	9.2%	27.81
2017	195	825,564	6.8%	22,599	21,132	7.5%	27.37
2018	205	992,252	8.1%	26,562	25,029	8.9%	26.77
Thereafter	129	1,303,904	10.7%	26,760	25,567	9.1%	20.52

Total/Average	3,161	12,226,137	100.0%	$303,619	$282,226	100.0%	$24.83

Anchors(1)
		Gross Leasable Area		Annualized Minimum Rent
Lease Expiration Year	Number of Leases Expiring (3)	Expiring GLA	Percent of Total	Min Rent in Expiring Year	PREIT’s Share of Min Rent in Expiring Year (2)	Percent of PREIT’s Total	Average Expiring Minimum Rent psf
2009	2	237,180	2.0%	502	502	1.3%	2.12
2010	16	1,476,163	12.6%	4,388	4,388	11.1%	2.97
2011	24	1,976,905	16.8%	6,407	5,274	13.4%	3.24
2012	8	859,686	7.3%	1,852	1,816	4.6%	2.15
2013	13	1,030,454	8.8%	4,404	4,404	11.2%	4.27
2014	13	1,308,676	11.1%	4,422	3,960	10.1%	3.38
2015	3	370,398	3.1%	1,094	1,094	2.8%	2.95
2016	3	455,432	3.9%	863	863	2.2%	1.90
2017	3	299,373	2.5%	2,038	1,685	4.3%	6.81
2018	6	777,965	6.6%	3,958	3,958	10.1%	5.09
Thereafter	29	2,969,524	25.1%	12,075	11,411	29.0%	4.07

Total/Average	120	11,761,756	100.0%	$42,005	$39,355	100.0%	$3.57

(1)	Only includes owned space.
(2)	Includes PREIT’s proportionate share of tenant rent from partnership properties based on PREIT’s ownership percentage in the respective partnerships.
(3)	Accounts for all contiguous anchor space as one lease.

Pennsylvania Real Estate Investment Trust

Retail Gross Leasable Area Summary as of March 31, 2009

	Owned GLA			GLA Not Owned	TOTAL GLA
	Anchors	Non-anchors	Total
Malls
Beaver Valley Mall	511,267	445,146	956,413	204,770	1,161,183
Capital City Mall	204,301	284,610	488,911	120,000	608,911
Chambersburg Mall	241,690	212,660	454,350	—	454,350
Cherry Hill Mall	138,000	587,088	725,088	478,885	1,203,973
Crossroads Mall	256,248	195,528	451,776	—	451,776
Cumberland Mall	264,348	403,779	668,127	273,230	941,357
Dartmouth Mall	208,460	322,461	530,921	140,000	670,921
Exton Square Mall	440,301	369,123	809,424	277,468	1,086,892
Francis Scott Key Mall (1)	269,708	297,154	566,862	139,333	706,195
Gadsden Mall	301,412	202,782	504,194	—	504,194
The Gallery at Market East (2)	455,661	396,972	852,633	—	852,633
Jacksonville Mall	242,115	247,461	489,576	—	489,576
Lehigh Valley Mall	212,000	573,030	785,030	371,986	1,157,016
Logan Valley Mall	454,387	323,727	778,114	—	778,114
Lycoming Mall	333,413	381,825	715,238	120,000	835,238
Magnolia Mall	343,118	277,887	621,005	—	621,005
Moorestown Mall	408,356	332,315	740,671	321,200	1,061,871
New River Valley Mall	175,306	264,959	440,265	—	440,265
Nittany Mall	221,462	215,698	437,160	95,000	532,160
North Hanover Mall	206,792	158,424	365,216	—	365,216
Orlando Fashion Square	491,999	433,855	925,854	155,576	1,081,430
Palmer Park Mall	314,235	143,459	457,694	—	457,694
Patrick Henry Mall	279,619	294,522	574,141	140,000	714,141
Phillipsburg Mall	326,552	252,373	578,925	—	578,925
Plymouth Meeting Mall	188,429	449,534	637,963	214,635	852,598
The Mall at Prince Georges	479,619	430,733	910,352	—	910,352
South Mall	188,858	216,375	405,233	—	405,233
Springfield Mall	—	221,781	221,781	367,176	588,957
Uniontown Mall	421,378	276,786	698,164	—	698,164
Valley Mall	280,549	393,111	673,660	243,400	917,060
Valley View Mall	96,357	247,218	343,575	254,596	598,171
Viewmont Mall	386,262	240,932	627,194	120,000	747,194
Voorhees Town Center	4,404	245,911	250,315	396,783	647,098
Washington Crown Center	245,401	290,640	536,041	140,095	676,136
Willow Grove Park	443,430	346,701	790,131	413,121	1,203,252
Wiregrass Commons (3)	94,686	211,716	306,402	332,152	638,554
Woodland Mall	90,227	392,977	483,204	725,186	1,208,390
Wyoming Valley Mall	592,110	319,148	911,258	—	911,258

Total Malls (38 properties)	10,812,460	11,900,401	22,712,861	6,044,592	28,757,453

Strip and Power Centers
Christiana Center	190,814	111,575	302,389	—	302,389
Creekview Center	—	136,086	136,086	288,916	425,002
Crest Plaza	53,445	60,473	113,918	143,130	257,048
The Commons at Magnolia	50,571	57,764	108,335	126,200	234,535
Metroplex Shopping Center	67,185	410,276	477,461	300,729	778,190
Monroe Marketplace	195,496	120,124	315,620	126,842	442,462
New River Valley Center	—	165,248	165,248	—	165,248
Northeast Tower Center	119,388	172,281	291,669	175,311	466,980
The Court at Oxford Valley	122,735	334,168	456,903	247,623	704,526
Paxton Towne Centre	151,627	292,833	444,460	273,058	717,518
Red Rose Commons	—	263,452	263,452	199,590	463,042
Springfield Park	83,539	43,432	126,971	145,669	272,640
Sunrise Plaza	228,874	27,488	256,362	—	256,362
Whitehall Mall	294,635	262,866	557,501	—	557,501

Total Strip and Power Centers (14 properties)	1,558,309	2,458,066	4,016,375	2,027,068	6,043,443

CONSOLIDATED PROPERTIES	11,590,675	12,249,462	23,840,137	6,438,887	30,279,024
UNCONSOLIDATED PROPERTIES	780,094	2,109,005	2,889,099	1,632,773	4,521,872
TOTAL PROPERTIES	12,370,769	14,358,467	26,729,236	8,071,660	34,800,896

(1)	Includes 17,587 sf of temporary vacant inline space related to former Value City anchor.
(2)	Includes 328,390 sf of anchor space subject to redevelopment plans.
(3)	Includes 94,686 sf of anchor space under redevelopment.

Pennsylvania Real Estate Investment Trust

Property Information as of March 31, 2009

Properties	Ownership Interest	Date Acquired	Year Built/Last Renovated	Anchors / Major Tenants	Lease Expiration
MALLS
Beaver Valley Mall Monaca, PA	100%	2002	1970/1991	Boscov’s JCPenney Macy’s Sears	9/30/18 9/30/17 (1) 8/15/11

Capital City Mall Camp Hill, PA	100%	2003	1974/2005	JCPenney Macy’s Sears	11/30/10 (1) 7/28/14

Chambersburg Mall Chambersburg, PA	100%	2003	1982	Bon-Ton Burlington Coat Factory JCPenney Sears	1/28/11 1/31/19 3/31/12 2/9/10

Cherry Hill Mall Cherry Hill, NJ	100%	2003	1961/2009	The Container Store Crate and Barrel JCPenney Macy’s Nordstrom	2/28/18 1/31/23 (1) (1) 3/31/24

Crossroads Mall (2) Beckley, WV	100%	2003	1981	Belk JCPenney Sears	11/5/09 12/31/11 3/31/11

Cumberland Mall Vineland, NJ	100%	2005	1973/2003	Best Buy BJ’s Boscov’s Burlington Coat Factory Home Depot JCPenney	1/31/16 (1) (1) 4/30/19 10/31/19 11/30/13

Dartmouth Mall Dartmouth, MA	100%	1997	1971/2000	JCPenney Macy’s Sears	7/31/14 (1) 4/12/16

Exton Square Mall (2) Exton, PA	100%	2003	1973/2000	Boscov’s JCPenney K-Mart Macy’s Sears	10/31/19 5/31/20 (1) (1) 10/6/19

Francis Scott Key Mall Frederick, MD	100%	2003	1978/1991	Barnes & Noble JCPenney Macy’s Sears Value City Furniture	4/30/17 9/30/11 (1) 7/31/13 1/31/19

Pennsylvania Real Estate Investment Trust

Property Information as of March 31, 2009 (continued)

Properties	Ownership Interest	Date Acquired	Year Built/Last Renovated	Anchors / Major Tenants	Lease Expiration
Gadsden Mall Gadsden, AL	100%	2005	1974/1990	Belk JCPenney Sears	7/31/14 1/31/29 3/5/14

The Gallery at Market East (2) Philadelphia, PA	100%	2003	1977/1990	Burlington Coat Factory	2/28/32

Jacksonville Mall Jacksonville, NC	100%	2003	1981/2008	Belk JCPenney Sears	8/21/11 8/31/10 8/4/11

Lehigh Valley Mall (3) Allentown, PA	50%	1973	1977/2007	Barnes & Noble Boscov’s JCPenney Macy’s	10/31/17 (1) (1) 7/31/12

Logan Valley Mall Altoona, PA	100%	2003	1960/1997	JCPenney Macy’s Sears	1/31/17 1/31/15 10/31/16

Lycoming Mall Pennsdale, PA	100%	2003	1978/2007	Best Buy Bon-Ton Borders Burlington Coat Factory Dick’s Sporting Goods JCPenney Macy’s Sears	1/31/17 7/27/11 1/31/17 1/31/19 1/31/17 10/31/10 (1) 7/31/13

Magnolia Mall Florence, SC	100%	1997	1979/2007	Belk Best Buy Dick’s Sporting Goods JCPenney Sears	1/31/11 1/31/13 1/31/18 3/31/12 10/16/14

Moorestown Mall Moorestown, NJ	100%	2003	1963/2008	Boscov’s Lord & Taylor Macy’s Sears	10/31/10 (1) (1) 10/5/22

New River Valley Mall Christiansburg, VA	100%	2003	1988/2007	Belk Dick’s Sporting Goods JCPenney Regal Cinemas Sears	4/19/11 1/31/17 3/31/28 4/30/22 8/2/13

Pennsylvania Real Estate Investment Trust

Property Information as of March 31, 2009 (continued)

Properties	Ownership Interest	Date Acquired	Year Built/Last Renovated	Anchors / Major Tenants	Lease Expiration
Nittany Mall State College, PA	100%	2003	1968/1990	Bon-Ton JCPenney Macy’s Sears	1/31/13 7/31/10 (1) 8/28/10

North Hanover Mall Hanover, PA	100%	2003	1967/1999	Dick’s Sporting Goods JCPenney Sears	1/31/18 1/31/11 11/30/14

Orlando Fashion Square (2) Orlando, FL	100%	2004	1973/2003	Dillard’s JCPenney Macy’s Sears	1/31/14 4/30/13 10/30/71 (1)

Palmer Park Mall Easton, PA	100%	1972/2003	1972/1998	Bon-Ton Boscov’s	7/25/14 10/31/18

Patrick Henry Mall Newport News, VA	100%	2003	1988/2005	Borders Dick’s Sporting Goods Dillard’s JCPenney Macy’s	1/31/20 1/31/22 9/22/13 10/31/15 (1)

Phillipsburg Mall Phillipsburg, NJ	100%	2003	1989/2003	Bon-Ton JCPenney Kohl’s Sears	1/31/10 3/31/10 1/31/25 4/30/14

Plymouth Meeting Mall (2) Plymouth Meeting, PA	100%	2003	1966/1999	AMC Theater Boscov’s Macy’s	12/31/18 10/31/16 (1)

The Mall at Prince Georges Hyattsville, MD	100%	1998	1959/2004	JCPenney Macy’s Marshalls Ross Dress for Less Target	7/31/11 10/31/18 9/30/16 1/31/18 1/31/15

South Mall Allentown, PA	100%	2003	1975/1992	Bon-Ton Stein Mart	1/28/11 10/31/11

Springfield Mall Springfield, PA	50%	2005	1974/1997	Macy’s	(1)

Pennsylvania Real Estate Investment Trust

Property Information as of March 31, 2009 (continued)

Properties	Ownership Interest	Date Acquired	Year Built/Last Renovated	Anchors / Major Tenants	Lease Expiration
Uniontown Mall (2) Uniontown, PA	100%	2003	1972/1990	Bon-Ton Burlington Coat Factory JCPenney Roomful Express Furn. Sears Teletech Customer Care	1/29/11 1/31/19 10/31/10 3/31/10 2/25/13 6/30/13

Valley Mall Hagerstown, MD	100%	2003	1974/1999	Bon-Ton JCPenney Macy’s Sears	1/31/14 10/3/09 (1) (1)

Valley View Mall La Crosse, WI	100%	2003	1980/2001	Barnes & Noble Herberger’s JCPenney Macy’s Sears	11/30/16 (1) 7/31/10 (1) (1)

Viewmont Mall Scranton, PA	100%	2003	1968/2006	JCPenney Macy’s Sears	10/31/10 (1) 12/31/10

Voorhees Town Center (2) Voorhees, NJ	100%	2003	1970/2007	Boscov’s Macy’s The Star Group	(1) (1) 8/31/28

Washington Crown Center Washington, PA	100%	2003	1969/1999	Bon-Ton Gander Mountain Sports Macy’s Sears	1/31/10 7/24/13 (1) 8/17/14

Willow Grove Park Willow Grove, PA	100%	2000/2003	1982/2001	Bloomingdale’s The Cheesecake Factory Macy’s Sears	(1) 1/31/28 1/31/22 (1)

Wiregrass Commons Mall Dothan, AL	100%	2003	1986/2008	Belk Dillard’s JCPenney	1/31/37 (1) (1)

Woodland Mall Grand Rapids, MI	100%	2005	1968/1998	Apple JCPenney Kohl’s Macy’s Sears	6/30/15 (1) 1/31/19 (1) (1)

Wyoming Valley Mall Wilkes-Barre, PA	100%	2003	1971/2006	Bon-Ton JCPenney Macy’s Sears	1/31/12 4/30/12 1/31/12 8/1/11

Pennsylvania Real Estate Investment Trust

Property Information as of March 31, 2009 (continued)

Properties	Ownership Interest	Date Acquired	Year Built/Last Renovated	Anchors / Major Tenants	Lease Expiration
POWER CENTERS
Christiana Center Newark, DE	100%	1998	1998	Costco Dick’s Sporting Goods	9/30/18 11/30/13
Creekview Center Warrington, PA	100%	1999	2001	Genuardi’s Lowe’s Target	12/31/21 (1) (1)
Metroplex Shopping Center (3) Plymouth Meeting, PA	50%	1999	2001	Giant Food Store Lowe’s Target	2/28/21 (1) (1)
Monroe Marketplace Selinsgrove, PA	100%	2007	2008	Bed, Bath & Beyond Best Buy Dick’s Sporting Goods Giant Food Store Kohl’s Target	1/31/19 10/31/18 1/31/19 10/31/28 1/31/29 (1)
New River Valley Center Christiansburg, VA	100%	2005	2007	Bed, Bath & Beyond Best Buy Staples	1/31/18 1/31/18 11/30/17
Northeast Tower Center Philadelphia, PA	100%	1998	1997	Home Depot Raymour & Flanigan Wal-Mart	(1) (1) 1/31/14
The Court at Oxford Valley (3) Langhorne, PA	50%	1997	1996	Best Buy BJ’s Dick’s Sporting Goods Home Depot	5/31/11 (1) 4/30/11 (1)
Paxton Towne Centre Harrisburg, PA	100%	1999	2001	Costco Kohl’s Target Weis Markets	(1) 1/25/21 (1) 11/30/20
Red Rose Commons (3) Lancaster, PA	50%	1998	1998	Home Depot Weis Markets	(1) (1)
Sunrise Plaza Forked River, NJ	100%	2005	2007	Home Depot Kohl’s Staples	1/31/38 10/31/28 2/28/19
Whitehall Mall (3) Allentown, PA	50%	1964	1964/1998	Bed, Bath & Beyond Kohl’s Sears	1/31/10 3/9/17 9/18/11
STRIP CENTERS
Crest Plaza Allentown, PA	100%	1964	1959/2003	Target Weis Market	(1) 10/31/14
The Commons at Magnolia Florence, SC	100%	1999	1991/2002	Bed, Bath & Beyond Target	1/31/13 (1)
Springfield Park Springfield, PA	50%	1997/1998	1997/1998	Bed, Bath & Beyond LA Fitness Target	1/31/14 3/31/17 (1)

(1)	Space is not owned by PREIT.
(2)	Property is subject to a ground lease.
(3)	Property is managed by a third party.

Pennsylvania Real Estate Investment Trust

2009 Vacant Anchor Summary

	Former Tenant			Replacement Tenant(s)
Property	Name	GLA	Date Vacated	Name	GLA	Actual/Expected Occupancy Date	Date Decommissioned

Occupied Anchors
Chambersburg Mall	Value City	70,070	1Q08	Burlington Coat Factory	70,070	3Q08	N/A

Cumberland Mall	Value City	100,000	1Q08	Burlington Coat Factory	80,000	1Q09	N/A

Francis Scott Key Mall	Value City	69,444	1Q08	Value City Furniture	53,160	4Q08	N/A

Gadsden Mall	Belk	60,794	4Q07	JCPenney	88,156	3Q08	2Q08

Lycoming Mall	Value City	69,444	1Q08	Burlington Coat Factory	81,416	3Q08	N/A

Uniontown Mall	Value City	83,560	1Q08	Burlington Coat Factory	83,560	3Q08	N/A

Current Temporary Vacancy
Francis Scott Key Mall	Value City	17,587	1Q08	DSW Shoe Warehouse	17,587	2Q09	N/A

The Gallery at Market East	Strawbridge’s	328,390	3Q06	TBD	—	TBD	N/A

North Hanover Mall	Bon-Ton	60,000	3Q06	TBD	—	TBD	1Q07

Springfield Mall	Strawbridge’s (1)	179,176	1Q06	Target (1)	195,899	4Q09	N/A

Willow Grove Park	Strawbridge’s	218,430	1Q06	TBD	—	TBD	N/A

Wiregrass Commons Mall	McRae’s	94,686	4Q08	Burlington Coat Factory	94,686	3Q09	N/A

(1)	Anchor is not owned by PREIT.

Pennsylvania Real Estate Investment Trust

Condensed Balance Sheet

Proportionate Consolidation Method (1)

(in thousands, except per share amounts)

	March 31, 2009			December 31, 2008
	GAAP	Share of Unconsolidated Partnerships	Total	GAAP	Share of Unconsolidated Partnerships	Total
ASSETS
Investments in real estate, at cost
Operating properties	$3,389,143	$207,012	$3,596,155	$3,291,103	$206,054	$3,497,157
Construction in progress	365,163	1,291	366,454	411,479	2,495	413,974
Land held for development	9,337	177	9,514	5,466	177	5,643

Total investments in real estate	3,763,643	208,480	3,972,123	3,708,048	208,726	3,916,774
Accumulated depreciation	(547,570)	(54,522)	(602,092)	(516,832)	(52,703)	(569,535)

Net investments in real estate	3,216,073	153,958	3,370,031	3,191,216	156,023	3,347,239

Investments in partnerships, at equity	35,514	(35,514)	—	36,164	(36,164)	—
Other assets:
Cash and cash equivalents	19,256	3,889	23,145	9,786	2,925	12,711
Rent and other receivables (2)	56,321	8,467	64,788	57,970	8,491	66,461
Intangible assets, net	60,861	596	61,457	68,296	645	68,941
Deferred costs and other assets, net	82,279	7,519	89,798	80,845	7,841	88,686

Total other assets	254,231	(15,043)	239,188	253,061	(16,262)	236,799

Total assets	$3,470,304	$138,915	$3,609,219	$3,444,277	$139,761	$3,584,038

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable	$1,752,869	$183,553	$1,936,422	$1,756,270	$184,064	$1,940,334
Debt premium on mortgage notes payable	3,706	—	3,706	4,026	—	4,026
Exchangeable notes (net of discount of $10,568 and $11,421 as of March 31, 2009 and December 31, 2008, respectively)	228,832	—	228,832	230,079	—	230,079
Credit Facility	447,000	—	447,000	400,000	—	400,000
Senior unsecured term loan	170,000	—	170,000	170,000	—	170,000
Distributions in excess of partnership investments	47,596	(47,596)	—	48,788	(48,788)	—
Other liabilities	136,835	3,031	139,866	136,851	4,485	141,336

Total liabilities	2,786,838	138,988	2,925,826	2,746,014	139,761	2,885,775

Equity:
Total equity	683,466	(73)	683,393	698,263	—	698,263

Total liabilities and equity	$3,470,304	$138,915	$3,609,219	$3,444,277	$139,761	$3,584,038

(1)

Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

(2)

Total includes straight line rent of $27.4 million ($24.4 million wholly owned, $3.0 million partnership) as of March 31, 2009 and $27.1 million ($24.2 million wholly owned, $2.9 million partnership) as of December 31, 2008.

Pennsylvania Real Estate Investment Trust

Condensed Balance Sheet

Property Type (1)

(in thousands, except per share amounts)

	March 31, 2009				December 31, 2008
	Malls	Strip and Power Centers	Corporate, Development and Other Properties	Total	Malls	Strip and Power Centers	Corporate, Development and Other Properties	Total
ASSETS:
Investments in real estate:
Investments in real estate, at cost	$3,220,320	$378,249	$7,100	$3,605,669	$3,136,946	$359,590	$6,264	$3,502,800
Construction in progress	274,634	18,701	73,119	366,454	305,773	35,383	72,818	413,974

Total investments in real estate	3,494,954	396,950	80,219	3,972,123	3,442,719	394,973	79,082	3,916,774
Accumulated depreciation	(520,494)	(80,588)	(1,010)	(602,092)	(491,047)	(77,564)	(924)	(569,535)

Net investments in real estate	2,974,460	316,362	79,209	3,370,031	2,951,672	317,409	78,158	3,347,239

Other assets:
Cash and cash equivalents	17,774	1,913	3,458	23,145	14,888	1,999	(4,176)	12,711
Rent and other receivables (2)	40,520	11,950	12,318	64,788	42,193	10,867	13,401	66,461
Intangible assets, net	53,894	—	7,563	61,457	61,335	—	7,606	68,941
Deferred costs and other assets, net	63,797	11,269	14,732	89,798	60,611	10,763	17,312	88,686

Total other assets	175,985	25,132	38,071	239,188	179,027	23,629	34,143	236,799

Total assets	$3,150,445	$341,494	$117,280	$3,609,219	$3,130,699	$341,038	$112,301	$3,584,038

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable	$1,720,985	$207,437	$8,000	$1,936,422	$1,740,564	$191,770	$8,000	$1,940,334
Debt premium on mortgage notes payable	3,706	—	—	3,706	4,026	—	—	4,026
Exchangeable notes (net of discount of $10,568 and $11,421 as of March 31, 2009 and December 31, 2008, respectively)	—	—	228,832	228,832	—	—	230,079	230,079
Credit Facility	—	—	447,000	447,000	—	—	400,000	400,000
Senior unsecured term loan	—	—	170,000	170,000	—	—	170,000	170,000
Other liabilities	50,963	1,616	87,287	139,866	51,368	1,382	88,586	141,336

Total liabilities	1,775,654	209,053	941,119	2,925,826	1,795,958	193,152	896,665	2,885,775

Equity:
Total equity	1,374,791	132,441	(823,839)	683,393	1,334,741	147,886	(784,364)	698,263

Total liabilities and equity	$3,150,445	$341,494	$117,280	$3,609,219	$3,130,699	$341,038	$112,301	$3,584,038

(1)

Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

(2)

Total includes straight line rent of $27.4 million ($24.4 million wholly owned, $3.0 million partnership) as of March 31, 2009 and $27.1 million ($24.2 million wholly owned, $2.9 million partnership) as of December 31, 2008.

Pennsylvania Real Estate Investment Trust

Investment in Real Estate (1)

(in thousands)

	March 31, 2009				December 31, 2008
	Operating Properties and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate	Operating Properties and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate
Consolidated Malls
Beaver Valley Mall	$68,085	$32	$14,445	$53,672	$68,069	$26	$13,748	$54,347
Capital City Mall	94,492	—	15,428	79,064	94,613	10	14,579	80,044
Chambersburg Mall	41,993	—	5,912	36,081	41,993	—	5,606	36,387
Cherry Hill Mall	379,319	49,155	39,747	388,727	314,309	89,785	36,058	368,036
Crossroads Mall	34,319	—	6,567	27,752	34,305	—	6,257	28,048
Cumberland Mall	60,192	1,451	5,751	55,892	59,188	7,032	5,355	60,865
Dartmouth Mall	61,675	—	22,529	39,146	61,660	—	21,840	39,820
Exton Square Mall	146,717	—	20,460	126,257	146,706	—	19,614	127,092
Francis Scott Key Mall	77,606	1,254	11,571	67,289	75,646	2,780	10,747	67,679
Gadsden Mall	60,119	—	5,980	54,139	57,094	3,007	5,510	54,591
The Gallery at Market East	80,291	79,021	11,932	147,380	80,271	58,013	11,345	126,939
Jacksonville Mall	76,885	44	11,389	65,540	75,772	836	10,633	65,975
Logan Valley Mall	95,623	—	17,031	78,592	95,623	—	16,193	79,430
Lycoming Mall	76,731	—	10,938	65,793	76,720	1	10,240	66,481
Magnolia Mall	86,288	—	19,692	66,596	86,264	—	18,918	67,346
Moorestown Mall	87,740	2,898	18,444	72,194	87,594	2,855	17,439	73,010
New River Valley Mall	57,584	—	9,577	48,007	57,406	6	8,775	48,637
Nittany Mall	42,775	—	6,780	35,995	42,774	—	6,431	36,343
North Hanover Mall	38,749	16,784	5,867	49,666	38,749	16,216	5,501	49,464
Orlando Fashion Square	113,987	209	13,402	100,794	113,861	198	12,599	101,460
Palmer Park Mall	34,515	—	10,761	23,754	34,512	—	10,543	23,969
Patrick Henry Mall	139,565	—	22,991	116,574	139,272	—	21,652	117,620
Phillipsburg Mall	52,855	—	7,901	44,954	52,855	164	7,479	45,540
Plymouth Meeting Mall	96,942	57,559	15,766	138,735	89,682	63,080	14,519	138,243
The Mall at Prince Georges	99,955	177	26,941	73,191	99,912	175	26,054	74,033
South Mall	32,807	—	4,406	28,401	32,797	—	4,173	28,624
Uniontown Mall	38,003	—	7,052	30,951	38,003	—	6,685	31,318
Valley Mall	91,286	17	15,947	75,356	91,165	165	14,965	76,365
Valley View Mall	67,207	—	9,568	57,639	67,207	—	9,082	58,125
Viewmont Mall	87,444	—	12,100	75,344	87,255	—	11,371	75,884
Voorhees Town Center	47,144	28,299	6,920	68,523	45,613	25,376	6,049	64,940
Washington Crown Center	40,240	—	10,220	30,020	40,241	—	9,769	30,472
Willow Grove Park	189,135	23,908	35,548	177,495	188,989	23,755	34,010	178,734
Wiregrass Commons Mall	41,610	9,014	5,879	44,745	41,384	9,020	5,543	44,861
Woodland Mall	180,636	4,257	18,616	166,277	180,606	2,061	17,234	165,433
Wyoming Valley Mall	105,189	—	15,272	89,917	104,266	185	14,310	90,141

Total Consolidated Malls	3,125,703	274,079	499,330	2,900,452	3,042,376	304,746	470,826	2,876,296

Unconsolidated Malls
Lehigh Valley Mall	39,836	243	14,187	25,892	39,810	242	13,720	26,332
Springfield Mall	54,781	312	6,977	48,116	54,760	785	6,501	49,044

Total Unconsolidated Malls	94,617	555	21,164	74,008	94,570	1,027	20,221	75,376

TOTAL MALLS	$3,220,320	$274,634	$520,494	$2,974,460	$3,136,946	$305,773	$491,047	$2,951,672

(1)

Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

Pennsylvania Real Estate Investment Trust

Investment in Real Estate (1) (continued)

(in thousands)

	March 31, 2009				December 31, 2008
	Operating Property and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate	Operating Property and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate
Consolidated Strip and Power Centers
Christiana Center	$40,935	$—	$10,222	$30,713	$40,935	$—	$9,937	$30,998
Creekview Center	19,090	—	6,749	12,341	19,090	—	6,520	12,570
Crest Plaza	16,509	—	4,609	11,900	16,509	—	4,447	12,062
The Commons at Magnolia	10,119	—	3,517	6,602	10,119	—	3,437	6,682
The Plaza at Magnolia	1,358	476	11	1,823	—	1,837	—	1,837
Monroe Marketplace	43,008	13,056	636	55,428	32,658	22,351	315	54,694
New River Valley Center	26,746	—	1,432	25,314	26,746	—	1,175	25,571
Northeast Tower Center	33,630	—	6,881	26,749	33,630	—	6,666	26,964
Paxton Towne Centre	56,201	—	13,101	43,100	56,115	67	12,680	43,502
Sunrise Plaza	25,181	5,154	1,082	29,253	18,391	11,122	829	28,684

Total Consolidated Strip and Power Centers	272,777	18,686	48,240	243,223	254,193	35,377	46,006	243,564

Unconsolidated Strip and Power Centers
Metroplex Shopping Center	42,168	—	12,592	29,576	42,168	—	12,203	29,965
The Court at Oxford Valley	27,847	15	7,524	20,338	27,847	6	7,370	20,483
Red Rose Commons	12,562	—	3,234	9,328	12,562	—	3,147	9,415
Whitehall Mall	15,719	—	7,769	7,950	15,719	—	7,644	8,075
Springfield Park	7,176	—	1,229	5,947	7,101	—	1,194	5,907

Total Unconsolidated Strip and Power Centers	105,472	15	32,348	73,139	105,397	6	31,558	73,845

TOTAL STRIP AND POWER CENTERS	$378,249	$18,701	$80,588	$316,362	$359,590	$35,383	$77,564	$317,409

Development Properties
Pitney Road Plaza	$—	$9,198	$—	$9,198	$—	$8,970	$—	$8,970
Springhills	—	32,074	—	32,074	—	31,382	—	31,382
White Clay Point	—	31,126	—	31,126	—	31,004	—	31,004

Total Development Properties	—	72,398	—	72,398	—	71,356	—	71,356

Unconsolidated Development Properties
Pavilion at Market East	6,923	721	1,010	6,634	6,087	1,462	924	6,625

Total Unconsolidated Development Properties	6,923	721	1,010	6,634	6,087	1,462	924	6,625

Other Properties
Land held for development - unconsolidated	177	—	—	177	177	—	—	177

Total Other Properties	177	—	—	177	177	—	—	177

TOTAL DEVELOPMENT AND OTHER	$7,100	$73,119	$1,010	$79,209	$6,264	$72,818	$924	$78,158

TOTAL INVESTMENT IN REAL ESTATE	$3,605,669	$366,454	$602,092	$3,370,031	$3,502,800	$413,974	$569,535	$3,347,239

CONSOLIDATED PROPERTIES	$3,398,480	$365,163	$547,570	$3,216,073	$3,296,569	$411,479	$516,832	$3,191,216

UNCONSOLIDATED PROPERTIES	207,189	1,291	54,522	153,958	206,231	2,495	52,703	156,023

TOTAL INVESTMENT IN REAL ESTATE	$3,605,669	$366,454	$602,092	$3,370,031	$3,502,800	$413,974	$569,535	$3,347,239

(1)

Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

Pennsylvania Real Estate Investment Trust

Property Redevelopment and Repositioning Summary as of March 31, 2009

NAME OF PROJECT LOCATION	PREIT’s PROJECTED SHARE OF COST (1)	PREIT’S INVESTMENT TO DATE	EXPECTED RETURN ON INCREMENTAL INVESTMENT	CONSTRUCTION START DATE	EXPECTED CONSTRUCTION COMPLETION
	(in millions)	(in millions)
ENCLOSED MALL
Cherry Hill Mall Cherry Hill, NJ	$218.0	$196.8	6.9%	2007	2009

-Opened Crate & Barrel and The Container Store in November 2007 on two outparcels totaling 59,000 sf;

-Opened a two-level, 138,000 sf Nordstrom in March 2009;

-Opened a 16,500 sf Maggiano’s in March 2009;

-Opened a 9,200 sf Seasons 52

-Opening 88,000 sf of new in-line retail space in the former food court and Strawbridge’s area;

-Opening 46,000 sf from a combination of a Bistro Row and restaurants;

-Net increase in total property GLA will be approximately 95,000 sf.

The Gallery at Market East Philadelphia, PA	81.6	78.3	7.6%	2008	2011

-Opening 224,100 sf of office space on the 4th, 5th, and 6th floors of the vacant former Strawbridge’s store, expected to be occupied by the Commonwealth of Pennsylvania, in the 3rd Quarter 2009;

-Remaining 328,390 sf is to be used for future development.

Plymouth Meeting Mall Plymouth Meeting, PA	96.6	83.7	8.1%	2007	2009

-Opened P.F. Chang’s China Bistro and California Pizza Kitchen, totaling 13,000 sf, in May 2008;

-Opened 10,000 sf Redstone American Grill in June 2008;

-Opened 35,000 sf Dave and Buster’s in July 2008:

-Opened 4,000 sf Citibank outparcel in October 2008;

-Opened 6,800 sf Benihana in December 2008;

-Opening 39,000 sf of retail space and a 65,000 sf Whole Foods Market in 2009;

-Net increase in property GLA will be approximately 142,000 sf.

Wiregrass Commons Mall Dothan, AL	12.8	9.2	7.5%	2008	2009

-Purchased 65,000 sf former Parisian store and expanded to an 85,000 sf Belk, which opened in October 2008;

-Former McRae’s anchor will be filled with a 95,000 sf Burlington Coat Factory, which was delivered in the 4th Quarter of 2008 and expected to open in the 3rd Quarter of 2009;

-Interior mall renovation was completed in the 4th Quarter of 2008.

MIXED USE
Voorhees Town Center Voorhees, NJ	83.0	56.1	7.9%	2007	2010

-Phase I

-Reduced mall GLA by 470,000 sf to 654,000 sf;

-Opened 50,000 sf office building in May 2008;

-Opened 10,000 sf The Learning Center in August 2008;

-Opening 16,000 sf of outparcel space;

-Phase II

-Opening a mixed use town center of approximately 150,000 sf, including:

-Opened Rizzieri Salon in April 2009;

-Opening 14,500 sf Rizzieri Beauty School in the 2nd Quarter of 2009;

-Opening up to 425 residential units which are expected to be constructed by our development partners and their affiliates;

-Net reduction in property GLA will be approximately 244,000 sf.

(1)	PREIT’s projected share of costs is net of any expected tenant reimbursements, parcel sales, tax credits or other incentives.

Pennsylvania Real Estate Investment Trust

Development Property Summary as of March 31, 2009

NAME OF PROJECT LOCATION	TOTAL PROJECTED PROPERTY GLA (1) (sq ft)	PREIT’s PROJECTED SHARE OF COST (2)	PREIT’s INVESTMENT TO DATE	RETURN ON INCREMENTAL INVESTMENT	CONSTRUCTION START DATE	EXPECTED DATE OF COMPLETION	% LEASED	% OCCUPIED
		(in millions)	(in millions)
OPERATING PROPERTIES WITH DEVELOPMENT ACTIVITY

POWER CENTERS
Monroe Marketplace (3) Selinsgrove, PA	507,000	$58.9	$56.9	7.1%	2007	2009	90%	89%

-Opened Kohl’s and Red Robin in the 3rd Quarter of 2008. Opened Best Buy, Target, Giant, Dick’s Sporting Goods and Bed, Bath & Beyond, and Starbucks in the 4th Quarter of 2008. Opened Michaels, PetSmart, Staples, Susquehanna Bank and Famous Footwear in the 1st Quarter of 2009.

DEVELOPMENT PROPERTIES

POWER CENTERS
Pitney Road Plaza Lancaster, PA	227,000	20.3	9.2	9.4%	2008	2009	95%	0%

-Opening 169,000 sf Lowe’s in the 3rd Quarter of 2009; -Opening 46,000 sf Best Buy in the 4th Quarter of 2009; -Balance of the center will be comprised of outparcels totaling approximately 12,000 sf.

MIXED USE
White Clay Point (4) Landenberg, PA	TBD	TBD	42.9	TBD	TBD	TBD	N/A	N/A

-The planned development includes retail and other mixed uses, including a residential component, to be completed in multiple phases.

Springhills Gainesville, FL	TBD	TBD	32.1	TBD	TBD	TBD	N/A	N/A

-540 acres of land were acquired in 2006. Site development is the subject of litigation commenced by the Company in June 2007 following action by the Alachua County Board of Supervisors refusing to authorize the Company’s development plans.

OTHER
Pavilion at Market East Philadelphia, PA	TBD	TBD	0.7	TBD	TBD	TBD	N/A	N/A

-The Partnership’s development plans for the Pavilion at Market East are under review. The Company retains a 40% interest in the partnership.

(1)	Includes tenants that purchased their respective land.
(2)	PREIT’s projected share of costs is net of any expected tenant reimbursements, parcel sales, tax credits or other incentives.
(3)	Monroe Marketplace is considered an operating property, and is not counted as a development property.
(4)	Amount invested as of March 31, 2009 excludes an $11.8 million impairment charge that was recorded in the Fourth Quarter of 2008.

Pennsylvania Real Estate Investment Trust

Capital Expenditures

(in thousands)

	Three months ended March 31, 2009
	Consolidated	Unconsolidated	Total
Redevelopment projects with incremental GLA and/or anchor replacement	$57,535	$(450)	$57,085
New development projects	3,152	96	3,248
Tenant allowances	2,477	107	2,584
Recurring capital expenditures:
CAM expenditures	321	—	321
Non-CAM expenditures	12	2	14

Total recurring capital expenditures	333	2	335

Total	$63,497	$(245)	$63,252

Pennsylvania Real Estate Investment Trust

Debt Analysis as of March 31, 2009

(in thousands)

	Outstanding Debt
	Fixed Rate (1)	% of Total Indebtedness	Variable Rate	% of Total Indebtedness	Total	% of Total Indebtedness
Consolidated mortgage notes payable (2)	$1,748,575	62.8%	$8,000	0.3%	$1,756,575	63.1%
Unconsolidated mortgage notes payable	72,403	2.6%	111,150	4.0%	183,553	6.5%
Exchangeable notes (3)	228,832	8.2%	—	0.0%	228,832	8.2%
Credit Facility	—	0.0%	447,000	16.0%	447,000	16.0%
Senior unsecured term loan	170,000	6.1%	—	0.0%	170,000	6.1%

TOTAL OUTSTANDING DEBT	$2,219,810	79.7%	$566,150	20.3%	$2,785,960	100.0%

AVERAGE INTEREST RATE	5.61%		1.81%		4.84%

(1)	Includes variable rate debt swapped to fixed rate debt.
(2)	Includes debt premium
(3)	Includes debt discount of $10,568

		Average Debt Balance
		Mortgage Debt (1)	Credit Facility	Senior Unsecured Term Loan	Exchangeable Notes (2)	TOTAL
Beginning Balance	12/31/2008	$1,944,360	$400,000	$170,000	$230,079	$2,744,439
Credit Facility borrowings, net		—	47,000	—	—	47,000
Exchangeable notes discount amortization		—	—	—	853	853
Repurchase of exchangeable notes		—	—	—	(2,100)	(2,100)
Palmer Park mortgage repayment		(15,674)	—	—	—	(15,674)
New River Valley Center financing		16,250	—	—	—	16,250
Debt amortization (3)		(4,808)	—	—	—	(4,808)

Ending Balance	3/31/2009	$1,940,128	$447,000	$170,000	$228,832	$2,785,960

Weighted Average Balance		$1,928,611	$436,500	$170,000	$228,774	$2,763,884

(1)	Includes debt premium.
(2)	Includes amortization of debt discount.
(3)	Includes the amortization of debt premium and balloon payments.

	Debt Maturities (1)
Year	Scheduled Amortization	Debt Premium Amortization	Mortgage Balance at Maturity	Credit Facility	Senior Unsecured Term Loan (2)	Exchangeable Notes	Exchangeable Notes Discount Amortization	Total Debt
2009	$14,513	$962	$165,910	$—	$—	$—	$(2,322)	$179,063
2010	20,702	1,175	20,860	447,000	170,000	—	(3,266)	656,471
2011	21,376	1,153	143,788	—	—	—	(3,469)	162,848
2012	18,571	416	378,679	—	—	239,400	(1,511)	635,555
2013	12,961	—	402,723	—	—	—	—	415,684
2014	11,619	—	66,733	—	—	—	—	78,352
2015	8,216	—	270,799	—	—	—	—	279,015
Thereafter	5,505	—	373,467	—	—	—	—	378,972

	$113,463	$3,706	$1,822,959	$447,000	$170,000	$239,400	$(10,568)	$2,785,960

(1)

The weighted average period to mortgage maturity is 4.72 years. Excludes debt premium. Includes 100% of debt from consolidated properties and our share of debt from unconsolidated properties, based on our ownership percentage.

(2)	The senior unsecured term loan has a one year extension option, if certain conditions are met.

Weighted Average Mortgage Interest Rates
	Interest Rate		Marked to Market Interest Rate (GAAP)
Year	Balance	Interest Rate	Balance	Interest Rate
2009	$166,230	2.83%	$166,230	2.75%
2010	21,263	5.72%	21,263	5.72%
2011	147,234	6.40%	147,234	6.40%
2012	401,571	6.05%	401,571	5.67%
2013	414,169	5.42%	414,169	5.42%
2014	69,874	7.50%	69,874	7.50%
Thereafter	716,081	5.66%	716,081	5.66%

Total	$1,936,422	5.57%	$1,936,422	5.49%

Pennsylvania Real Estate Investment Trust

Debt Schedule as of March 31, 2009

(in thousands)

	Proportionate Share(1)				Marked to Market Interest
	Mortgage Debt	Debt Premium	Total	Interest Rate	Rate (GAAP)	Annual Debt Service	Balance at Maturity	Maturity Date
Fixed Rate Mortgage Debt
Red Rose Commons	$12,443	$—	$12,443	7.66%	7.66%	$1,220	$12,425	May 2009
Valley View Mall	34,637	58	34,695	6.15%	5.75%	2,773	34,335	Oct 2009
Springfield Park	1,479	—	1,479	7.79%	7.79%	203	1,412	Jan 2010
Creekview Center (2)(3)	19,784	—	19,784	5.56%	5.56%	1,104	19,448	June 2010
Christiana Center (2)(4)	45,000	—	45,000	5.87%	5.87%	2,642	45,000	June 2011
Paxton Towne Centre (2)(4)	54,000	—	54,000	5.84%	5.84%	3,152	54,000	July 2011
The Court at Oxford Valley	18,130	—	18,130	8.02%	8.02%	2,319	16,003	July 2011
Metroplex Shopping Center	30,104	—	30,104	7.25%	7.25%	2,681	28,785	Oct 2011
Capital City Mall	50,182	2,412	52,594	7.61%	5.50%	4,603	47,898	Feb 2012
New River Valley Center (2) (4)	16,250	—	16,250	5.75%	5.75%	1,241	15,334	Mar 2012
Beaver Valley Mall	44,500	—	44,500	7.36%	7.36%	3,972	42,266	Apr 2012
Pavilion East Associates (2)	4,122	—	4,122	5.90%	5.90%	245	3,708	Aug 2012
Cherry Hill Mall	190,019	—	190,019	5.42%	5.42%	13,510	177,689	Oct 2012
Cherry Hill Mall Supplemental Loan	55,000	—	55,000	5.51%	5.51%	3,030	53,003	Oct 2012
Cumberland Mall Loan #1	41,498	1,236	42,734	6.50%	5.40%	3,413	38,782	Nov 2012
Dartmouth Mall	63,563	—	63,563	4.95%	4.95%	4,484	57,594	June 2013
Moorestown Mall	58,341	—	58,341	4.95%	4.95%	4,115	52,863	June 2013
Jacksonville Mall (2)(4)	56,265	—	56,265	5.83%	5.83%	3,277	56,265	Sept 2013
Logan Valley Mall (2)(4)	68,000	—	68,000	5.79%	5.79%	3,939	68,000	Sept 2013
Wyoming Valley Mall (2)(4)	65,000	—	65,000	5.85%	5.85%	3,803	65,000	Sept 2013
Francis Scott Key Mall (2)	55,000	—	55,000	5.25%	5.25%	2,885	55,000	Dec 2013
Viewmont Mall (2)	48,000	—	48,000	5.25%	5.25%	2,518	48,000	Dec 2013
Exton Square Mall	69,874	—	69,874	7.50%	7.50%	5,873	66,733	Jan 2014
Magnolia Mall	62,586	—	62,586	5.33%	5.33%	4,413	54,965	July 2015
Patrick Henry Mall	96,329	—	96,329	6.34%	6.34%	6,133	83,210	Oct 2015
Willow Grove Park	152,731	—	152,731	5.65%	5.65%	11,083	132,624	Dec 2015
Valley Mall	88,858	—	88,858	5.49%	5.49%	5,014	78,835	Mar 2016
Woodland Mall	156,500	—	156,500	5.58%	5.58%	8,397	140,484	Apr 2016
Cumberland Mall Loan #2	2,952	—	2,952	5.00%	5.00%	206	—	Feb 2017
The Mall at Prince Georges	150,000	—	150,000	5.51%	5.51%	8,269	150,000	June 2017
Whitehall Mall	6,125	—	6,125	7.00%	7.00%	574	4,148	Nov 2018

Total Fixed Rate Mortgage Debt	1,817,272	3,706	1,820,978	5.85%	5.76%	121,091	1,703,809

Variable Rate Mortgage Debt
Lehigh Valley Mall (5)	75,000	—	75,000	1.12%	1.12%	1,320	75,000	Aug 2009
One Cherry Hill Plaza (6)	8,000	—	8,000	1.86%	1.86%	148	8,000	Aug 2009
Springfield Mall (7)	36,150	—	36,150	1.77%	1.77%	1,144	36,150	Dec 2009

Total Variable Rate Mortgage Debt	119,150	—	119,150	1.36%	1.36%	2,612	119,150

Total Mortgage Debt	$1,936,422	$3,706	$1,940,128	5.57%	5.49%	$123,703	$1,822,959

CONSOLIDATED MORTGAGES	$1,752,869	$3,706	$1,756,575	5.76%	5.67%	$113,997	$1,645,328
UNCONSOLIDATED MORTGAGES	183,553	—	183,553	3.73%	3.73%	9,706	177,631
EXCHANGEABLE NOTES	228,832	—	228,832	4.00%	4.00%	9,576	239,400
CREDIT FACILITY	447,000	—	447,000	1.93%	1.93%	8,636	—
SENIOR UNSECURED TERM LOAN (8)(9)	170,000	—	170,000	5.29%	5.29%	8,987	170,000

Total	$2,782,254	$3,706	$2,785,960	4.84%	4.78%	$150,902	$2,232,359

(1)	Includes 100% of debt from consolidated properties and our share of debt from unconsolidated properties, based on our ownership percentage.
(2)	The mortgage has been swapped to a fixed interest rate presented.
(3)	The mortgage has three, one-year renewal options.
(4)	The mortgage has two, one-year renewal options.
(5)	The mortgage has three, one-year renewal options. The second option was exercised in July 2008 for the period August 2008 to August 2009.
(6)	The mortgage has two one-year renewal options.
(7)	The mortgage has three, one-year renewal options. The second option was exercised in December 2008.
(8)	The interest rate for the senior unsecured Term Loan was swapped to a fixed rate of 5.29%.
(9)	The senior unsecured Term Loan has a one year extension option.

Pennsylvania Real Estate Investment Trust

Selected Debt Ratios (1)

March 31, 2009
Total Liabilities to Gross Asset Value	64.24%
Ratio of Total Liabilities to Gross Asset Value is less that or equal to 65%, provided that such ratio may exceed 65% for one period of two consecutive fiscal quarters but may not exceed 70%.

Secured Debt Limitation	42.80%
Secured debt may not exceed 60% of Gross Asset Value

EBITDA to Interest Expense	1.95
EBITDA may not be less than 1.70 to 1.00

Adjusted EBITDA to Fixed Charges	1.66
Adjusted EBITDA may not be less than 1.50 to 1.00

Minimum Debt Yield	9.98%
The ratio of EBITDA to total indebtedness may not be less than 9.75%, provided that such ratio may be less than 9.75% for one period of two consecutive fiscal quarters but may not be less than 9.25%.

(1)

The Credit Facility dated as of November 20, 2003, as amended, and the Term Loan Agreement dated as of September 3, 2008 contain affirmative and negative covenants customarily found in agreements of these types, as well as requirements that the Company maintain, on a consolidated basis, certain financial ratios. (All capitalized terms used on this page have the meanings ascribed to such terms in the Credit Agreement and the Term Loan Agreement.) In addition to the ratios set forth herein, there are several other ratios under these agreements with which the Company must comply, all of which are described in the Company’s Annual Report on Form 10-K, as amended, in the section entitled “Management’s Discussion and Analysis of Capital Resources—Liquidity and Capital Resources.” The Company has filed the agreements, as amended, which set forth the definitions of the terms used in the ratios, with the Securities and Exchange Commission.

Pennsylvania Real Estate Investment Trust

Shareholder Information

Ten Largest Institutional Shareholders:	Common Shares Held (1)
Barclays Global Investors, N.A.	3,741,525
Vanguard Group, Inc.	3,474,562
State Street Global Advisors (US)	1,445,187
Quantitative Management Associates LLC	1,209,707
Pacific Heights Asset Management, LLC	900,000
OppenheimerFunds, Inc.	694,233
Sun Life Assurance Company of Canada (Toronto)	670,546
Putnam Investment Management, L.L.C.	530,182
Sun Capital Advisers, LLC	461,216
Dimensional Fund Advisors, LP	395,503

TOTAL of Ten Largest Institutional:	13,522,661
TOTAL of all Institutional Holders:	23,778,641
Ten Largest as % of Total Institutional:	56.9%

(1)	Based on 13F and 13G filings as of March 31, 2009 or most recent filings.

Breakdown of Share & Unit Ownership: Shares Held	Most Recent	% of Outstanding	December 31, 2008
Institutional (1)	23,778,641	59.2%	24,738,712
Retail (2)	12,058,872	30.0%	12,783,541
Insiders (3)	4,317,448	10.8%	4,147,196

TOTAL	40,154,961	100.0%	41,669,449

(1)	Based on 13F and 13G filings as of March 31, 2009 or most recent filings.
(2)	Retail ownership equals total shares outstanding minus institutional and insider ownership.
(3)	Insider holdings as of April 15, 2009 (Shares and OP Units only). Excludes 143,250 exercisable options. See proxy statement dated April 20, 2009 for more details.

Pennsylvania Real Estate Investment Trust

Definitions

Funds From Operations (FFO)

The National Association of Real Estate Investment Trusts (“NAREIT”) defines Funds From Operations, which is a non-GAAP measure, as income before gains (losses) on sales of operating properties and extraordinary items (computed in accordance with GAAP); plus real estate depreciation; plus or minus adjustments for unconsolidated partnerships to reflect funds from operations on the same basis. The Company computes Funds From Operations by taking the amount determined pursuant to the NAREIT definition and subtracting dividends on preferred shares (“FFO”) (for periods during which the Company had preferred shares outstanding).

Funds From Operations is a commonly used measure of operating performance and profitability in the REIT industry and we use FFO as a supplemental non-GAAP measure to compare our Company’s performance to that of our industry peers. Similarly, FFO per diluted share is a measure that is useful because it reflects the dilutive impact of outstanding convertible securities. In addition, we use FFO and FFO per diluted share as a performance measure for determining bonus amounts earned under certain of our performance-based executive compensation programs. The Company computes FFO in accordance with standards established by NAREIT, less dividends on preferred shares (for periods during which the Company had preferred shares outstanding), which may not be comparable to Funds From Operations reported by other REITs that do not define the term in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently than the Company. FFO does not include gains or losses on the sale of operating real estate assets, which are included in the determination of net income in accordance with GAAP. Accordingly, FFO is not a comprehensive measure of our operating cash flows. In addition, since FFO does not include depreciation on real estate assets, FFO may not be a useful performance measure when comparing our operating performance to that of other non-real estate commercial enterprises. We compensate for these limitations by using FFO in conjunction with other GAAP financial performance measures, such as net income and net cash provided by operating activities, and other non-GAAP financial performance measures, such as net operating income. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of the Company’s financial performance, or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company’s liquidity, nor is it indicative of funds available for the Company’s cash needs, including its ability to make cash distributions.

The Company believes that net income is the most directly comparable GAAP measurement to FFO. The Company believes that FFO is helpful to management and investors as a measure of operating performance because it excludes various items included in net income that do not relate to or are not indicative of operating performance, such as various non-recurring items that are considered extraordinary under GAAP, gains on sales of operating real estate and depreciation and amortization of real estate.

Net Operating Income (NOI)

Net operating income (“NOI”), which is a non-GAAP measure, is derived from revenues (determined in accordance with GAAP) minus property operating expenses (determined in accordance with GAAP). Net operating income is a non-GAAP measure. It does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of the Company’s financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company’s liquidity; nor is it indicative of funds available for the Company’s cash needs, including its ability to make cash distributions. The Company believes that net income is the most directly comparable GAAP measurement to net operating income.

The Company believes that net operating income is helpful to management and investors as a measure of operating performance because it is an indicator of the return on property investment, and provides a method of comparing property performance over time. Net operating income excludes general and administrative expenses, management company revenues, interest income, interest expense, depreciation and amortization, income from discontinued operations, gains on sales of interests in real estate, other expenses and gain on extinguishment of debt.

Funds Available for Distribution (FAD)

FAD, which some companies refer to as Cash Available for Distributions (CAD) or Adjusted FFO (AFFO), is a measure of a real estate company’s cash flows generated by operations and capacity to pay dividends. The Company calculates FAD by starting with FFO and subtracting (1) straight-line rents, (2) normalized recurring capital expenditures that are capitalized but necessary to maintain our properties, (3) operational tenant allowances, (4) capitalized leasing costs, (5) amortization of debt premium, and (6) amortization of above- and below-market lease intangibles.

The Company believes that net income is the most directly comparable GAAP measurement to FAD. The Company believes FAD provides a meaningful indicator of its ability to fund cash needs and to make cash distributions to equity owners. In addition, the Company believes that to further understand its liquidity, FAD should be compared with its cash flow from operating activities determined in accordance with GAAP, as presented in its consolidated financial statements. The computation of FAD may not be comparable to FAD reported by other REITs or real estate companies and FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, or as an alternative to net cash flow from operating activities (determined in accordance with GAAP), as a measure of our liquidity.